UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:    August 31,
Date of reporting period: August 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

 SM

Citi
Connecticut Tax Free Reserves

ANNUAL REPORT

AUGUST 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Connecticut Tax Free Reserves

Annual Report • August 31, 2007

What’s Inside	Letter from the Chairman	I

	Fund Overview	1

	Fund at a Glance	3

	Fund Expenses	4

	Fund Performance	6

	Historical Performance	7

	Schedule of Investments	8

Fund Objective	Statement of Assets and Liabilities	13

To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes,* preservation of capital and liquidity. * A portion of the income may be subject to the Federal Alternative Minimum Tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser.	Statement of Operations	14

	Statements of Changes in Net Assets	15

	Financial Highlights	16

	Notes to Financial Statements	19

	Report of Independent Registered Public Accounting Firm	29

	Additional Information	30

	Important Tax Information	36

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended August 31, 2007. After a 1.1% advance in the third quarter of 2006, U.S. gross domestic product (“GDP”)i expanded 2.1% in the fourth quarter. In the first quarter of 2007, GDP growth was a mere 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected.

          Abrupt tightening in the credit markets and economic strains late in the fiscal year prompted action by the Federal Reserve Board (“Fed”)ii. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, after the close of the reporting period, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September 2007 meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

          During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher during

CitiSM Connecticut Tax Free Reserves	I

much of the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions who found it much more costly to attract funding. Certain sectors of the U.S. money markets, such as asset-backed commercial paper, came under increased scrutiny because the underlying assets for many programs are mortgage-backed securities. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended August 31, 2007, two-year Treasury yields moved from 4.79% to 4.15%. Over the same period, 10-year Treasury yields fell from 4.74% to 4.54%.

          During the fiscal year, the yields available from tax-free money market instruments fluctuated given the changing short-term interest rate environment.

          The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s return should remain competitive.

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

II	CitiSM Connecticut Tax Free Reserves

          Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2007

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

CitiSM Connecticut Tax Free Reserves	III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding twelve months, we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth, and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise short-term interest rates. By the end of the period, the economy seemed to be faltering, and market participants were focusing on the prospects for future growth in light of the weakened housing market. Throughout the period, investor expectations seemed to swing from one extreme to the other. As the fiscal year ended, concerns were clearly focused on the risks associated with slower growth and expectations for an imminent lowering of short-term rates by the Fed. In mid-September 2007, after the fiscal year ended, the Fed reduced the federal funds rateii from 5.25% to 4.75%.

          These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed-income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets, including asset-backed commercial paper.

Performance Review

As of August 31, 2007, the seven-day current yield for Class N shares of CitiSM Connecticut Tax Free Reserves was 3.19% and its seven-day effective yield, which reflects compounding, was 3.24%.1

          Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 3.02% and the seven-day effective yield would have been 3.07%.

          Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CitiSM Connecticut Tax Free Reserves Yields as of August 31, 2007 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

CitiSM Connecticut Tax Free Reserves — Class N Shares	3.19%	3.24%

Western Asset Connecticut Money Market Class A Shares*	3.17%	3.22%

Western Asset Connecticut Money Market Class I Shares*	3.27%	3.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield for Class N shares would have been 3.02% and the seven-day effective yield would have been 3.07%. Absent current expense reimbursements and/or fee waivers, the seven-day current yield for Western Asset Connecticut Money Market Class A shares and Class I shares would have been 3.13% and 3.23%, respectively, and the seven-day effective yield would have been 3.17% and 3.27%, respectively.

*

On November 20, 2006, Class Y shares were renamed Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares and Class I shares were renamed Western Asset Connecticut Money Market Class A shares and Class I shares, respectively.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	1

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. During the period, we maintained our strategy of investing in only top tier securities with an emphasis on diversification. Throughout the reporting period, the Fund held a combination of municipal notes, tax exempt commercial paper, and Variable Rate Demand Notes (“VRDNs”)iii. Supply pressure from the voluminous issuance of Tender Option Bond Floaters, (a synthetic form of VRDNs that are created by depositing assets into a trust), led rates on variable rate instruments to move higher throughout the reporting period. We, therefore, overweighed the portfolio in VRDNs and Tender Option Bond Floaters to capture these higher rates.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s positioning over the period.

          Thank you for your investment in CitiSM Connecticut Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

I

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

2	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	3

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2007 and held for the six months ended August 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

CitiSM Connecticut Tax Free Reserves Class N	1.54%	$1,000.00	$1,015.40	0.60%	$3.05

Western Asset Connecticut Money Market Class A(5)	1.53	1,000.00	1,015.30	0.61	3.10

Western Asset Connecticut Money Market Class I(6)	1.58	1,000.00	1,015.80	0.51	2.59

(1)	For the six months ended August 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(6)

On November 20, 2006, Class Y shares were renamed Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

4	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

CitiSM Connecticut Tax Free Reserves Class N	5.00%	$1,000.00	$1,022.18	0.60%	$3.06

Western Asset Connecticut Money Market Class A(4)	5.00	1,000.00	1,022.13	0.61	3.11

Western Asset Connecticut Money Market Class I(5)	5.00	1,000.00	1,022.63	0.51	2.60

(1)	For the six months ended August 31, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(5)

On November 20, 2006, Class Y shares were renamed Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	5

Fund Performance (unaudited)

Total Returns

All Periods Ending August 31, 2007	One Year	Five Years*	Ten Years*	Since Inception*

CitiSM Connecticut Tax Free Reserves Class N	3.02%	1.54%	2.02%	NA

Western Asset Connecticut Money Market Class A(1)	3.01	1.54	NA	1.48	%†

Western Asset Connecticut Money Market Class I(2)	3.12	NA	NA	2.00	‡

iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average	3.02	1.51	1.95	NA

* Average Annual Total Return

† Commencement of Operations 7/3/01

‡ Commencement of Operations 12/3/03

7-Day Yields(3)		Class N	Class A(1)	Class I(2)

Annualized Current		3.19%	3.17%	3.27%
Effective		3.24	3.22	3.32

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(2)

On November 20, 2006, Class Y shares were renamed Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

(3)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

6	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Connecticut Tax Free Reserves Class N vs. iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average

As illustrated, CitiSM Connecticut Tax Free Reserves Class N generally provided an annualized seven-day yield comparable to that of the iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	7

Schedule of Investments (August 31, 2007)

CITI CONNECTICUT TAX FREE RESERVES

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.3%
Education — 18.0%
	Connecticut State, HEFA Revenue:
$10,700,000	Avon Old Farms School, Series A, LOC-Bank of America,
	4.000%, 9/6/07 (a)	$10,700,000
1,340,000	Quinnipiac University, Series G, LOC-JPMorgan Chase,
	3.930%, 9/4/07 (a)	1,340,000
3,100,000	Ridgefield Academy, Series A, LOC-Bank of America,
	4.000%, 9/6/07 (a)	3,100,000
3,700,000	Sacred Heart University, Series F, LOC-Bank of America,
	3.950%, 9/6/07 (a)	3,700,000
7,325,000	University of New Haven, Series G, LOC-Wachovia Bank,
	3.970%, 9/6/07 (a)	7,325,000
4,480,000	Washington Montessori School, Series A, LOC-Wachovia Bank,
	3.990%, 9/6/07 (a)	4,480,000
4,680,000	Westover School Series B, LOC-TD Banknorth,
	3.960%, 9/6/07 (a)	4,680,000
	Yale University:
5,300,000	Series T-1, 3.920%, 9/4/07 (a)	5,300,000
3,325,000	Series U-2, 3.950%, 9/5/07 (a)	3,325,000
6,000,000	Series V-2, 3.920%, 9/4/07 (a)	6,000,000
19,500,000	Series X-2, 3.950%, 9/6/07 (a)	19,500,000

	Total Education	69,450,000

General Obligation — 38.0%
1,000,000	Avon, CT, GO, BAN, 4.000% due 10/26/07	1,000,347
835,000	Berlin, CT, GO, BAN, 4.000% due 3/4/08	836,398
2,340,000	Brooklyn, CT, GO, BAN, 4.000% due 8/15/08	2,348,167
15,000,000	City of New Haven, CT, GO, BAN, 4.250% due 3/26/08	15,042,096
9,200,000	Commonwealth of Puerto Rico, Refunding, Government Development Bank, GO, MBIA-Insured, SPA-Credit Suisse, 3.730%, 9/5/07 (a)	9,200,000
	Connecticut State, GO:
12,000,000	Series A, SPA-Landesbank Hessen-Thuringen, 4.050%, 9/6/07 (a)	12,000,000
4,360,000	Series A-1, SPA-Dexia Credit Local, 3.820%, 9/6/07 (a)	4,360,000
3,900,000	Easton, CT, GO, BAN, 4.000% due 2/7/08	3,908,688
17,500,000	Hartford County, CT, Metropolitan District, GO, BAN, 4.000% due 11/15/07	17,514,250
3,175,000	Litchfield, CT, GO, BAN, 4.000% due 2/12/08	3,182,024
10,000,000	Milford, CT, GO, BAN, 4.000% due 11/2/07	10,006,949
	New Britain, CT, GO:
2,750,000	BAN, 4.250% due 4/4/08	2,761,115
3,280,000	Series B, AMBAC-Insured, SPA-Bank of Nova Scotia, 3.960%, 9/5/07 (a)	3,280,000
1,925,000	North Haven, CT, GO, BAN, 4.250% due 1/22/08	1,930,165
1,920,000	Puerto Rico Commonwealth, PA 620, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.980%, 9/6/07 (a)	1,920,000

	Regional School District:
5,175,000	No. 05, GO, BAN, State Aid Withholding, 4.250% due 11/28/07	5,183,795
5,050,000	No. 10, CT, GO, BAN, 4.000% due 8/12/08	5,064,266

See Notes to Financial Statements.

8	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face
Amount	Security	Value

General Obligation — 38.0% (continued)
$640,000	Seymour, CT, GO, BAN, 4.250% due 8/14/08	$643,344
5,000,000	Sherman, CT, GO, BAN, 4.000% due 8/28/08	5,018,100
6,500,000	Thompson, CT, GO, BAN, 4.000% due 12/13/07	6,508,534
3,080,000	Tolland, CT, GO, BAN, 4.000% due 9/14/07	3,080,504
	Trumbull, CT, GO:
1,000,000	3.750% due 9/1/07	1,000,000
10,000,000	BAN, 4.250% due 9/10/08	10,059,600
20,986,000	Vernon, CT, GO, BAN, 4.000% due 2/14/08	21,029,259

	Total General Obligation	146,877,601

Hospitals — 23.0%
	Connecticut State:
4,395,000	Development Authority Healthcare Revenue, Corporation Independent Living Project, LOC-HSBC Bank, 3.930%, 9/5/07 (a)	4,395,000
	HEFA Revenue:
8,500,000	Covenant Retirement, Series A, LOC-LaSalle Bank NA, 3.920%, 9/6/07 (a)	8,500,000
10,790,000	Eastern Connecticut Health, Series B, LOC-Sovereign Bank & Comerica Bank, 3.990%, 9/6/07 (a)	10,790,000
5,000,000	Gaylord Hospital, Series B, LOC-Bank of America NA, 4.000%, 9/6/07 (a)	5,000,000
3,385,000	Hartford Hospital Series B, LOC-Bank of America, 4.000%, 9/5/07 (a)	3,385,000
10,090,000	Health Care Capital Asset, Series A-1, LOC-Bank of America, 4.000%, 9/5/07 (a)	10,090,000
5,220,000	Hospital of St Raphael, Series M, LOC-KBC Bank, 3.950%, 9/5/07 (a)	5,220,000
4,095,000	Marvelwood School Issue, Series A, LOC-Wachovia Bank, 3.990%, 9/6/07 (a)	4,095,000
3,385,000	Refunding, United Methodist Home, Series A, LOC-Wachovia Bank, 3.990%, 9/6/07 (a)	3,385,000
8,875,000	Summerwood University Park, Series A, LOC-Toronto-Dominion Bank, 3.790%, 9/5/07 (a)	8,875,000
10,900,000	Updates-Edgehill, Series C, LOC-KBC Bank NV, 3.880%, 9/4/07 (a)	10,900,000
14,435,000	Wesleyan University, Series F, SPA-JPMorgan Chase, 4.050%, 9/5/07 (a)	14,435,000

	Total Hospitals	89,070,000

Housing: Multi-Family — 1.4%
1,000,000	Connecticut State, HFA, Housing Mortgage Finance Program, Series D-3, AMBAC-Insured, SPA-FHLB, 4.050%, 9/6/07 (a)(b)	1,000,000
4,505,000	Hartford Redevelopment Agency Mortgage Revenue, Refunding, Housing Underwood Tower Project, FSA-Insured, SPA-Societe Generale, 4.000%, 9/6/07 (a)	4,505,000

	Total Housing: Multi-Family	5,505,000

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	9

Schedule of Investments (August 31, 2007) (continued)

Face
Amount	Security	Value

Housing: Single Family — 4.7%
	Connecticut State, HFA:
	Housing Mortgage Finance Program:
$10,200,000	Series D-1, AMBAC-Insured, SPA-FHLB, 3.850%, 9/6/07 (a)	$10,200,000
1,693,000	Series D, 4.150%, 9/5/07 (a)(b)	1,693,000
6,195,000	Housing Mortgage Finance, Subordinated Series D-5, AMBAC-Insured,
	SPA-Depfa Bank PLC, 4.050%, 9/6/07 (a)(b)	6,195,000

	Total Housing: Single Family	18,088,000

Industrial Development — 1.2%
	Connecticut State Development Authority, IDR:
2,200,000	Northeast Foods Inc. Project, LOC-Bank of America, 4.050%, 9/6/07 (a)(b)	2,200,000
2,415,000	Wyre Wynd Corp. Project, LOC-Citizens Bank of MA, 4.050%, 9/5/07 (a)(b)	2,415,000

	Total Industrial Development	4,615,000

Life Care Systems — 1.9%
7,295,000	Connecticut State HEFA, Revenue, Jerome Home, Series D, LOC-Bank of America NA, 4.000%, 9/6/07 (a)	7,295,000

Miscellaneous — 2.6%
3,000,000	Commonwealth of Puerto Rico, P-Floats PA-944, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.980%, 9/6/07 (a)	3,000,000
4,500,000	Connecticut State, Special Tax Obligation Revenue, Second Lien, FSA-Insured, SPA-Bank of America, 3.930%, 9/5/07 (a)	4,500,000
2,725,000	Puerto Rico Municipal Finance Agency, Series 805, FSA-Insured, LIQ-Morgan Stanley, 4.020%, 9/6/07 (a)	2,725,000

	Total Miscellaneous	10,225,000

Tax Allocation — 1.9%
7,440,000	Connecticut State, Special Tax Obligation Revenue, Refunding, Transportation Infrastructure-1, AMBAC-Insured, SPA-Westdeutsche Landesbank, 4.050%, 9/5/07 (a)	7,440,000

Transportation — 3.8%
2,420,000	Capital City, EDA, Parking & Energy Fee Revenue, Series B, SPA-Bank of America, 3.790%, 9/5/07 (a)	2,420,000
2,190,000	Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured, 5.000% due 10/1/07	2,192,572
6,000,000	Connecticut State Special Tax Obligation Revenue, Transport Infrastructure, Series 1, FGIC-Insured, SPA-Dexia Public Finance, 4.050%, 9/5/07 (a)	6,000,000
2,000,000	Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue, Floats PA 472, PART, FSA-Insured, LIQ-Merrill Lynch, Capital Services, 4.060%, 9/6/07 (a)	2,000,000
2,120,000	Puerto Rico Commonwealth, Highway & Transportation Authority Revenue, PA-548R, MBIA-IBC-Insured, LIQ-Merrill Lynch Capital Services Inc., 4.060%, 9/6/07 (a)	2,120,000

	Total Transportation	14,732,572

See Notes to Financial Statements.

10	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face
Amount	Security	Value

Utilities — 1.5%
	Puerto Rico, Electric Power Authority Revenue:
$2,922,000	Series 1845, FSA-Insured, LIQ-Morgan Stanley, 4.020%, 9/6/07 (a)	$2,922,000
2,980,000	Series PT-2636, FGIC-Insured, LIQ-Merrill Lynch, 3.980%, 9/6/07 (a)	2,980,000

	Total Utilities	5,902,000

Water & Sewer — 1.3%
5,000,000	New Britain, CT, Revenue, AMBAC-Insured, SPA-Bank of Nova Scotia Trust Company, 3.960%, 9/5/07 (a)	5,000,000

	TOTAL INVESTMENTS — 99.3% (Cost — $384,200,173#)	384,200,173
	Other Assets in Excess of Liabilities — 0.7%	2,522,239

	TOTAL NET ASSETS — 100.0%	$386,722,412

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is $384,200,173.

Abbreviations used in this schedule:
AMBAC	–	Ambac Assurance Corporation
BAN	–	Bond Anticipation Notes
EDA	–	Economic Development Authority
FGIC	–	Financial Guaranty Insurance Company
FHLB	–	Federal Home Loan Bank
FSA	–	Financial Security Assurance
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
HFA	–	Housing Finance Authority
IBC	–	Insured Bond Certificates
IDR	–	Industrial Development Revenue
LIQ	–	Liquidity Facility
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
PART	–	Partnership Structure
SPA	–	Standby Bond Purchase Agreement

Ratings Table† (August 31, 2007) (unaudited)

S&P/Moody’s‡
A-1	60.1%
VMIG1	14.4
NR	9.1
AA	8.2
SP-1	7.4
MIG1	0.6
AAA	0.2

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary.

See page 12 for definition of ratings.

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s Investors Service (“Moody’s”).

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

12	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Statement of Assets and Liabilities (August 31, 2007)

ASSETS:
Investments, at amortized cost	$384,200,173
Cash	6,256
Receivable for Fund shares sold	7,727,158
Receivable for securities sold	4,502,757
Interest receivable	2,772,851
Prepaid expenses	37,104

Total Assets	399,246,299

LIABILITIES:
Payable for securities purchased	10,059,600
Payable for Fund shares repurchased	1,861,818
Distributions payable	363,991
Investment management fee payable	93,555
Distribution fees payable	29,727
Litigation fees payable	9,479
Trustees’ fees payable	7,396
Accrued expenses	98,321

Total Liabilities	12,523,887

Total Net Assets	$386,722,412

NET ASSETS:
Par value (Note 5)	$3,866
Paid-in capital in excess of par value	386,625,935
Overdistributed net investment income	(176)
Accumulated net realized gain on investments	92,787

Total Net Assets	$386,722,412

Shares Outstanding:
Class N	130,103,999

Western Asset Connecticut Money Market Class A†	224,131,802

Western Asset Connecticut Money Market Class I‡	32,394,000

Net Asset Value:
Class N	$1.00

Western Asset Connecticut Money Market Class A†	$1.00

Western Asset Connecticut Money Market Class I‡	$1.00

†	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

‡

On November 20, 2006, Smith Barney Connecticut Money Market Portfolio Class Y shares were renamed Smith Barney Connecticut Money Market Portfolio Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	13

Statement of Operations (For the year ended August 31, 2007)

INVESTMENT INCOME:
Interest	$13,384,695

EXPENSES:
Investment management fee (Note 2)	1,681,703
Distribution fees (Notes 2 and 3)	548,780
Litigation fees (Note 9)	75,055
Legal fees	70,638
Shareholder reports (Note 3)	59,199
Trustees’ fees (Notes 2 and 10)	46,965
Registration fees	35,095
Audit and tax	31,828
Restructuring fees (Note 10)	16,170
Insurance	6,526
Transfer agent fees (Note 3)	5,523
Custody fees	3,580
Miscellaneous expenses	7,650

Total Expenses	2,588,712
Less: Fee waivers and/or expense reimbursements (Notes 2, 3, 9 and 10)	(344,492)
Fees paid indirectly (Note 1)	(3,285)

Net Expenses	2,240,935

Net Investment Income	11,143,760

Net Realized Gain From Investment transactions	92,787

Increase in Net Assets From Operations	$11,236,547

See Notes to Financial Statements.

14	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2007	2006

OPERATIONS:
Net investment income	$11,143,760	$7,718,544
Net realized gain	92,787	15,544

Increase in Net Assets From Operations	11,236,547	7,734,088

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(11,143,936)	(7,718,544)
Net realized gains	(10,164)	—

Decrease in Net Assets From Distributions to Shareholders	(11,154,100)	(7,718,544)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	1,282,773,630	1,179,068,785
Reinvestment of distributions	6,504,334	4,149,128
Cost of shares repurchased	(1,253,041,885)	(1,108,441,975)

Increase in Net Assets From Fund Share Transactions	36,236,079	74,775,938

Increase in Net Assets	36,318,526	74,791,482

NET ASSETS:
Beginning of year	350,403,886	275,612,404

End of year*	$386,722,412	$350,403,886

* Includes overdistributed net investment income of:	$(176)	—

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	15

Financial Highlights

   For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class N Shares	2007		2006		2005	2004		2003

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000		$1.000

Income From Operations:
Net investment income	0.030		0.025		0.013	0.004		0.005
Net realized gain(1)	0.000		0.000		0.000	0.000		0.000

Total Income From Operations	0.030		0.025		0.013	0.004		0.005

Less Distributions From:
Net investment income	(0.030)		(0.025)		(0.013)	(0.004)		(0.005)
Net realized gain	(0.000	)(1)	—		—	(0.000	)(1)	(0.000	)(1)

Total Distributions	(0.030)		(0.025)		(0.013)	(0.004)		(0.005)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000		$1.000

Total Return(2)	3.02%		2.48%		1.30%	0.37%		0.55%

Net Assets, End of Year (000s)	$130,139		$134,764		$123,957	$139,922		$140,809

Ratios to Average Net Assets:
Gross expenses	0.78	%(3)(4)	0.83	%(4)	0.80%	0.81%		0.76%
Net expenses(5) (6) (7)	0.61	(3)	0.63		0.65	0.65		0.65
Net investment income	2.98		2.47		1.31	0.35		0.55

(1)	Amount represents less than $0.0005 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization—if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.60%, respectively (Note 10).

(4)	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.76% and 0.78% for the years ended August 31, 2007 and 2006, respectively.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

16	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Financial Highlights (continued)

  For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Western Asset Connecticut Money Market Class A Shares(1)	2007		2006		2005	2004		2003

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000		$1.000

Income From Operations:
Net investment income	0.030		0.025		0.013	0.004		0.005
Net realized gain(2)	0.000		0.000		0.000	0.000		0.000

Total Income From Operations	0.030		0.025		0.013	0.004		0.005

Less Distributions From:
Net investment income	(0.030)		(0.025)		(0.013)	(0.004)		(0.005)
Net realized gain	(0.000	)(2)	—		—	(0.000	)(2)	(0.000	)(2)

Total Distributions	(0.030)		(0.025)		(0.013)	(0.004)		(0.005)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000		$1.000

Total Return(3)	3.01%		2.50%		1.31%	0.36%		0.55%

Net Assets, End of Year (000s)	$224,181		$179,301		$127,635	$105,705		$73,789

Ratios to Average Net Assets:
Gross expenses	0.65	%(4)(5)	0.67	%(4)	0.67%	0.66%		0.76%
Net expenses(6)(7)(8)	0.61	(5)	0.61		0.64	0.65		0.65
Net investment income	2.97		2.49		1.36	0.36		0.54

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(2)	Amount represents less than $0.0005 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.63% and 0.62% for the years ended August 31, 2007 and 2006, respectively.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.61%, respectively (Note 10).

(6)

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class A shares will not exceed 0.65%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Connecticut Money Market Class I Shares(1) (2)	2007		2006		2005	2004(3)

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.031		0.026		0.014	0.003
Net realized gain(4)	0.000		0.000		0.000	0.000

Total Income From Operations	0.031		0.026		0.014	0.003

Less Distributions From:
Net investment income	(0.031)		(0.026)		(0.014)	(0.003)
Net realized gain	0.000	(4)	—		—	—

Total Distributions	(0.031)		(0.026)		(0.014)	(0.003)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000

Total Return(5)	3.12%		2.61%		1.43%	0.35%

Net Assets, End of Year (000s)	$32,402		$36,339		$24,020	$31,521

Ratios to Average Net Assets:
Gross expenses	0.56	%(6)(7)	0.57	%(7)	0.52%	0.56	%(8)
Net expenses(9) (10) (11)	0.51	(6)	0.50		0.52	0.55	(8)
Net investment income	3.07		2.58		1.40	0.48	(8)

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

(2)	On November 20, 2006, Smith Barney Connecticut Money Market Portfolio Class Y shares were renamed Smith Barney Connecticut Money Market Portfolio Class I shares.

(3)	For the period December 3, 2003 (commencement of operations) to August 31, 2004.

(4)	Amount represents less than $0.0005 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.51%, respectively (Note 10).

(7)	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.54% and 0.51% for the years ended August 31, 2007 and 2006, respectively.

(8)	Annualized.

(9)

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class I shares will not exceed 0.55%.

(10)	Reflects fee waivers and/or expense reimbursements.

(11)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

18	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi Connecticut Tax Free Reserves (the “Fund”) is a separate non-diversified series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate non-diversified series of CitiFunds Trust III, a Massachusetts business trust, registered under the 1940 Act, as an open-end management investment company.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

          (b) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Connecticut, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Connecticut.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

          (d) Class Accounting. Investment income, common expenses and realized/unrealized gain on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (e) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

          (f) Distributions to Shareholders. Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	19

Notes to Financial Statements (continued)

year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

          (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadvisor. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

          Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

          During the year ended August 31, 2007, the Fund had voluntary expense limitations in place of 0.65%, 0.65% and 0.55% for Class N, Western Asset Connecticut Money Market Class A and Western Asset Connecticut Money Market Class I, respectively. During the year ended August 31, 2007, the LMPFA waived fees in the amount of $52,703 and the Fund was reimbursed for expenses amounting to $8,891. In addition, the Fund was reimbursed for litigation fees expenses in the amount of $75,055 as described in Note 9.

          Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

          On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who

20	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment are $1,148. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class Specific Expenses

The Fund has adopted a Rule 12b-1 Plan and under that plan, the Fund pays a distribution fee with respect to its Class N and Western Asset Connecticut Money Market Class A shares calculated at the annual rate of 0.25% and 0.10% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

          For the year ended August 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class N(1)	$346,404	$371	$371
Western Asset Connecticut Money Market Class A(2)	202,376	4,739	47,364
Western Asset Connecticut Money Market Class I(3)	—	413	11,464

Total	$548,780	$5,523	$59,199

(1)	CGM and LMIS waived a portion of their distribution fees on Class N shares amounting to $207,843.
(2)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.
(3)

On November 20, 2006, Smith Barney Connecticut Money Market Portfolio Class Y shares were renamed Smith Barney Connecticut Money Market Portfolio Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	21

Notes to Financial Statements (continued)

4. Distributions to Shareholders by Class

	Year Ended August 31, 2007	Year Ended August 31, 2006

Net Investment Income:
Class N	$4,125,594	$3,337,939
Western Asset Connecticut Money Market Portfolio Class A(1)	6,013,125	3,706,355
Western Asset Connecticut Money Market Portfolio Class I(2)	1,005,217	674,250

Total	$11,143,936	$7,718,544

Net Realized Gains:
Class N	$3,631	—
Western Asset Connecticut Money Market Portfolio Class A(1)	5,472	—
Western Asset Connecticut Money Market Portfolio Class I(2)	1,061	—

Total	$10,164	—

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(2)

On November 20, 2006, Smith Barney Connecticut Money Market Portfolio Class Y shares were renamed Smith Barney Connecticut Money Market Portfolio Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

          Transactions in shares of each class, each at $1.00, were as follows:

	Year Ended August 31, 2007	Year Ended August 31, 2006

Class N
Shares sold	305,969,836	306,567,571
Shares issued on reinvestment	705,530	537,933
Shares repurchased	(311,331,849)	(296,306,367)

Net Increase (Decrease)	(4,656,483)	10,799,137

Western Asset Connecticut Money Market Portfolio Class A(1)
Shares sold	921,279,794	801,258,714
Shares issued on reinvestment	5,798,804	3,611,195
Shares repurchased	(882,242,036)	(753,210,934)

Net Increase	44,836,562	51,658,975

Western Asset Connecticut Money Market Portfolio Class I(2)
Shares sold	55,524,000	71,242,500
Shares repurchased	(59,468,000)	(58,924,674)

Net Increase (Decrease)	(3,944,000)	12,317,826

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(2)

On November 20, 2006, Smith Barney Connecticut Money Market Portfolio Class Y shares were renamed Smith Barney Connecticut Money Market Portfolio Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

22	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class N	Class A(1)	Class I(2)

Daily
9/28/2007	$0.002278	$0.002267	$0.002352

(1)	On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class A shares were renamed Western Asset Connecticut Money Market Class A shares.

(2)

On November 20, 2006, Class Y shares were renamed Class I shares. On April 16, 2007, Smith Barney Connecticut Money Market Portfolio Class I shares were renamed Western Asset Connecticut Money Market Class I shares.

          The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2007	2006

Distributions Paid From:
Tax-Exempt Income	$11,143,936	$7,718,544
Net Long-term Capital Gains	10,164	—

Total Taxable Distributions	$10,164	$—
Total Distributions Paid	$11,154,100	$7,718,544

          As of August 31, 2007, there were no significant differences between the book and tax components of net assets.

7. Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) a wholly-owned subsidiary of Legg Mason and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new-transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	23

Notes to Financial Statements (continued)

in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the ““Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other

24	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the ability to appeal this order.

9. Other Matters

As previously disclosed, on September 16, 2005 the staff of the Securities and Exchange Commission informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the Securities and Exchange Commission relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	25

Notes to Financial Statements (continued)

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal.

* * *

          On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts,

26	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Notes to Financial Statements (continued)

failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Funds. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

10. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

11. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	27

Notes to Financial Statements (continued)

conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

28	CitiSM Connecticut Tax Free Reserves 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Connecticut Tax Free Reserves, a series of Legg Mason Partners Money Market Trust (formerly a series of CitiFunds Trust III) as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Connecticut Tax Free Reserves as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2007

CitiSM Connecticut Tax Free Reserves 2007 Annual Report	29

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Connecticut Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Money Market Trust. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motocity USA (Motorsport Racing) (from 2004 to 2005)	64

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (2002 to 2003)	64	None

30	CitiSM Connecticut Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	64	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	64	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	64	None

Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	64

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

CitiSM Connecticut Tax Free Reserves	31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	64	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	64	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	64	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment Consulting) (since 1990)	64	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	64

Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

32	CitiSM Connecticut Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	64	None

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 150 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual Funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (from 2002 to 2005)	133	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)

				N/A	N/A

CitiSM Connecticut Tax Free Reserves	33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

34	CitiSM Connecticut Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbott mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager of Citigroup Asset Management (prior to 2003)

				N/A	N/A

Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007).

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its prede- cessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Connecticut Tax Free Reserves	35

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund paid a long-term capital gain distribution of $0.000029 to shareholders of record on November 29, 2006.

          Please retain this information for your records.

CitiSM Connecticut Tax Free Reserves	36

CitiSM Connecticut Tax Free Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Legg Mason Partners
A. Benton Cocanougher	Fund Advisor, LLC
Jane F. Dasher
Mark T. Finn	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
Rainer Greeven
Stephen R. Gross	DISTRIBUTORS
Richard E. Hanson, Jr.	Citigroup Global Markets Inc.
Diana R. Harrington
Susan M. Heilbron	Legg Mason Investor Services, LLC
Susan B. Kerley
Alan G. Merten	CUSTODIAN
R. Richardson Pettit	State Street Bank and Trust
Company

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM
Connecticut Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

CitiSM Connecticut Tax Free Reserves
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Connecticut Tax Free Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason Investor
Services, LLC
Member FINRA, SIPC

FDXX 010343  8/07  SR07-417

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2006 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,000 in 2006 and $122,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $912 in 2006 and $27,000 in 2007. These services consisted of procedures performed in connections with the Resignation of PwC as the Registrant’s principal accountant were rendered in 2006 and the services consisting of procedures performed in connection with the Re-domiciliation of the various reviews of the Prospectus, Supplements, and Consent Issuances related to the N-1A filings for the LMP Funds were rendered in 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $1,763 in 2006 and $25,800 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust (formerly known as CitiFunds Trust III).

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	November 7, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	November 7, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	November 7, 2007